UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: January 29, 2004
(Date of earliest event reported)

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	IRS Employer Identification No.

1-11337	WPS RESOURCES CORPORATION (A Wisconsin Corporation) 700 North Adams Street P. O. Box 19001 Green Bay, WI 54307-9001 920-433-1727	39-1775292

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Item 7.	Financial Statements and Exhibits.
	(a)	Not applicable.
	(b)	Not applicable.
	(c)	Exhibits. The following exhibit is being filed herewith:
		99.1	News Release dated January 29, 2004 regarding consolidated net income for the year and quarter ended December 31, 2003 for WPS Resources Corporation

Item 9. Regulation FD Disclosure

This information, required by "Item 12. Results of Operations and Financial Condition," is being furnished under "Item 9. FD Disclosure" in accordance with SEC Release No. 33-8216.

On January 29, 2004 WPS Resources Corporation will issue a news release announcing its financial results for the year and quarter ended December 31, 2003, as more fully described in the press release, a copy of which is filed as Exhibit 99.1 hereto and which information is incorporated herein by reference.

WPS Resources will hold an earnings conference call on January 29, 2004 to discuss the 2003 financial performance of WPS Resources and its subsidiaries. For information on how to participate in the conference call, see the news release attached as Exhibit 99.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WPS RESOURCES CORPORATION By: /s/ Joseph P. O'Leary Joseph P. O'Leary Senior Vice President and Chief Financial Officer

Date: January 29, 2004

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WPS RESOURCES CORPORATION

 Exhibit Index to Form 8-K
Dated January 29, 2004

Exhibit Number
99.1	News Release dated January 29, 2004 regarding consolidated net income for the year and quarter ended December 31, 2003 for WPS Resources Corporation

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